SUMMARY PROSPECTUS	Calvert Solution StrategiesTM	Calvert Investments
January 31, 2010	Sustainable and Socially Responsible Equity Funds	A UNIFI Company

CALVERT GLOBAL ALTERNATIVE ENERGY FUND
Class (Ticker):	I (CAEIX)

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. The Fund's Prospectus and Statement of Additional Information (the "SAI"), both dated January 31, 2010, are incorporated by reference into this Summary Prospectus. You can find the Fund's Prospectus, the SAI, and other information about the Fund online at www.calvert.com/prospectus. You can also get this information at no cost by calling 1-800-327-2109 or by sending an e-mail request to Prospectusrequest@calvert.com, or by asking a financial professional who offers shares of the Fund.

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital through investment in equity securities of companies active in the alternative energy sector, using the Fund's corporate responsibility standards and strategies.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Class I
Redemption fee (as a % of amount redeemed or exchanged within 7 days of purchase)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Class I
Management fees	1.15%
Distribution and service (12b-1) fees	None
Other expenses	0.40%
Total annual fund operating expenses	1.55%
Less fee waiver and/or expense reimbursement [1]	(0.15%)
Net expenses	1.40%

1 Calvert has agreed to contractually limit direct net annual fund operating expenses through January 31, 2011. Direct net operating expenses will not exceed 1.40%. Only the Board of Directors of the Fund may terminate the Fund's expense cap before the contractual period expires.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

  you invest $1,000,000 in the Fund for the time periods indicated;
  your investment has a 5% return each year;
  the Fund's operating expenses remain the same; and
  any Calvert expense limitation is in effect for year one.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Number of Years Investment is Held	Class I
1	$14,252
3	$47,486
5	$83,052
10	$183,276

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities ("turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the "Example", affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 61% of its portfolio's average value.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets, including borrowings for investment purposes, in equity securities of U.S. and non-U.S. companies whose main business is alternative energy or that are significantly involved in the alternative energy sector. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. The Fund concentrates (invests more than 25% of its total assets) in the alternative energy industry.

Alternative energy includes renewable energy (solar, wind, geothermal, biofuel, hydrogen, biomass and other renewable energy sources that may be developed in the future), technologies that enable these sources to be tapped, and services or technologies that conserve or enable more efficient use of energy.

A company whose main business is alternative energy or that is significantly involved in the alternative energy sector will
(1) derive at least 50% of its revenues or earnings from alternative energy activities; (2) devote at least 50% of its assets to such activities; or (3) be included in one of the following alternative energy indices: Ardour Global Alternative Energy Index (Composite)SM; Merrill Lynch Renewable Energy Index; S&P Global Alternative Energy Index; WilderHill New Energy Global Innovation Index; and WilderHill Clean Energy Index. For more information on these indices, see "Description of Alternative Energy Indices" in the Fund's Prospectus.

The Fund invests primarily in common stocks. The Fund invests in securities of all market capitalizations, but it may contain more small- and mid-cap stocks than large-cap stocks because many alternative energy companies are relatively new.

The Fund is non-diversified.

As a globally diverse fund, the Fund may invest in several countries in different geographic regions of the world, and the Subadvisor's stock selection process does not utilize a pre-determined geographic allocation. The Fund primarily invests in developed countries but may purchase securities in emerging markets.

The Fund may invest in American Depositary Receipts ("ADRs"), which may be sponsored or unsponsored, and Global Depositary Receipts ("GDRs").

The Subadvisor combines quantitative and fundamental processes. To develop the investible universe, the Subadvisor employs long-term strategic allocations for each sub-activity within the alternative energy sector. Fundamental and qualitative models evaluate stocks from the bottom up, focused on fundamental analysis of stocks of individual companies across all geographic regions. Top-down views on industries, sectors or regions act as risk controls in portfolio construction. The Subadvisor consults a panel of experts in the alternative energy field to obtain research and insight on political, economic and regional trends with respect to alternative energy segments.

Although the Fund may employ leverage by borrowing money and using it for the purchase of additional securities, the Fund does not currently intend to do so.

Sustainable and Socially Responsible Investing. The Fund will invest in ways consistent with Calvert's philosophy that long-term rewards to investors will come from companies and other entities whose products, services, and methods contribute to a more sustainable future. The Fund has sustainable and socially responsible investment criteria that reflect specific types of companies in which the Fund seeks to invest and seeks to avoid investing.

Investments are first selected for financial soundness and then evaluated according to the Fund's sustainable and socially responsible investment criteria. Investments must be consistent with the Fund's current investment criteria, including financial, sustainability and social responsibility factors, the application of which is in the economic interest of the Fund and its shareholders.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Non-diversification Risk. Compared to other funds, the Fund may invest more of its assets in a smaller number of companies than a diversified fund, and gains or losses on a single stock may have greater impact on the Fund.

Energy Sector and Energy Price Risks. Stocks that comprise the energy sector may fall in value. Prices of energy (including traditional sources of energy such as oil, gas, or electricity) or alternative energy may fall.

Alternative Energy Industry Risk. The alternative energy industry can be significantly affected by obsolescence of existing technology, short product lifecycles, falling prices and profits, competition from new market entrants and general economic conditions. The industry can also be significantly affected by fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation, the success of exploration projects and tax and other government regulations and policies. Companies in this industry could be adversely affected by commodity price volatility, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations. Changes in U.S., European and other governments' policies towards alternative energy also may adversely affect Fund performance.

Concentration Risk. A downturn in the alternative energy industry would impact the Fund more than a fund that does not concentrate in this industry. Because shares of companies involved in the energy industry have been more volatile than shares of companies operating in other more established industries, the Fund may be more volatile than other mutual funds.

Management Risk. Individual stocks in the Fund may not perform as expected, and the Fund's portfolio management practices may not achieve the desired result.

Stock Market Risk. The stock market may fall in value (including markets outside the U.S.), causing prices of stocks held by the Fund to fall.

Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition, on overall market and economic conditions, and on investors' perception of a company's well-being.

Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.

Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall.

Emerging Markets Risk. The risks of investing in emerging market securities are greater than those of investing in securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.

ADR and GDR Risk. The risks of ADRs and GDRs include many risks associated with investing directly in foreign securities, such as individual country risk and liquidity risk. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends. GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated.

Market Capitalization Risks. Large-cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Prices of small-cap and mid-cap stocks can be more volatile than those of larger, more established companies. Small-cap and mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies. Prices of micro-cap securities are generally even more volatile and their markets are even less liquid relative to small-cap, mid-cap and large-cap securities.

Leverage Risk. If leverage were employed, borrowing would magnify the potential for gain or loss on the Fund's portfolio securities and would increase the possibility of fluctuation in the Fund's net asset value. Interest costs might not be recovered by appreciation of the securities purchased.

Performance

The following bar chart and table show the Fund's annual returns and its long-term performance, which give some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Class I shares has varied from year to year. The table compares the Fund's performance over time with that of the Fund's current index, its prior index and an average.

The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, visit www.calvert.com.

Year-by-Year Total Return (Class I)

Best Quarter (of periods shown)	Q2 '09	28.42%
Worst Quarter (of periods shown)	Q4 '08	-33.79%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares.

Average Annual Total Returns (as of 12-31-09)	1 year	Since Inception (5/31/07)
Class I:
Return before taxes	23.63%	-14.00%
Return after taxes on distributions	23.63%	-14.00%
Return after taxes on distributions and sale of Fund shares	15.36%	-11.67%
Ardour Global Alternative Energy Index (Composite)*	23.34%	-14.24%
MSCI World Index*	30.79%	-9.38%
Lipper Global Natural Resources Funds Avg.	47.49%	-6.19%

(Indices reflect no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

* In September 2009 the Fund changed its broad-based benchmark to the Ardour Global Alternative Energy Index (Composite) from the MSCI World Index. This change resulted from maturation of the alternative energy investment category, in which the Ardour Global Alternative Energy Index (Composite) has emerged as a suitable benchmark providing return history correlation and tracking error calculation that is significantly improved over the MSCI World Index. The Fund selected the Ardour Global Alternative Energy Index (Composite) to provide a more precise performance comparison and to better align the Fund and its benchmark.

PORTFOLIO MANAGEMENT

Investment Advisor. Calvert Asset Management Company, Inc.

Investment Subadvisor. KBC Asset Management International Ltd. ("KBC")
Portfolio Manager Name	Title	Length of Time Managing Fund

Jens Peers	Head of Eco Funds, KBC	Since May 2007

Treasa Ni Chonghaile	Portfolio Manager, KBC	Since May 2007

Colm O'Connor	Portfolio Manager, KBC	Since January 2009

BUYING AND SELLING SHARES

You can buy, sell (redeem) or exchange shares of a Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund's net asset value determined after receipt of your request in good order. To purchase shares directly from the Fund, open an account by completing and signing an application (available at www.calvert.com or by calling 800-368-2748).

All initial purchases must be made by bankwire or ACH funds transfer (each an "electronic funds transfer") in U.S. dollars.
Minimum to Open Fund Account
$1,000,000

The Fund may waive the initial investment minimum for certain institutional accounts where it is believed to be in the best interest of the Fund and its shareholders.

To Buy Shares
New Accounts (include application) and Subsequent Investments:	For wire instructions, call 800-327-2109
To Sell Shares
By Telephone	Call 800-368-2745

TAX INFORMATION

Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by a Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.

PAYMENTS TO BROKER/DEALERS AND OTHER
FINANCIAL INTERMEDIARIES

If you purchase shares of a Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

Investment Company Act file: No. 811-10045 Calvert Impact Fund, Inc.